SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 10, 2000


                                SYSCO CORPORATION
               (Exact name of registrant as specified in charter)



           Delaware                          1-06544                       74-1648137
(State or other jurisdiction of    (Commission File Number)      (IRS Employer Identification No.)
        incorporation)



         1390 Enclave Parkway
            Houston, Texas                                        77077-2099
    (Address of principal executive                               (Zip Code)
               offices)



        Registrant's telephone number including area code (281) 584-1390




          (Former name or former address, if changed since last report)





1119025v1

ITEM 5.  OTHER EVENTS.


     On March 10, 2000, SYSCO Corporation ("SYSCO") issued a press release announcing its results of operations for the quarter-to-date sales and earnings for the fiscal quarter ending April 1, 2000, and on March 17, 2000 issued a press release announcing the completion of the acquisition of FreshPoint Holdings, Inc. (collectively, "Press Releases"). SYSCO hereby incorporates by reference herein the information set forth in its Press Releases dated March 10, 2000 and March 17, 2000, and a copy of each Press Release is annexed hereto as
Exhibit 99.1 and Exhibit 99.2, respectively.

     Except for the historical information contained in this report, the statements made by SYSCO are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. SYSCO's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Releases. For further information on such risk factors, please refer to the "Risk Factors" section of SYSCO's Registration Statement on Form S-4 (333-30050) filed with the Securities and Exchange Commission on February 10, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

         Not applicable.

         (b)      Pro Forma Financial Information.

         Not applicable.

         (c)      Exhibits.

Exhibit
Number                                               Description
------                                               -----------
99.1                                Press Release dated March 10, 2000
99.2                                Press Release dated March 17, 2000

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         SYSCO CORPORATION



Date:  March 23, 2000   By: /s/    John K. Stubblefield Jr.
                           ---------------------------------------------------
                           John K. Stubblefield Jr.
                           Executive Vice President, Finance and Administration